Exhibit 99.6


                    FIRST AMENDMENT TO OPERATING AGREEMENT OF
                        LEXINGTON ACQUIPORT COMPANY, LLC


         This FIRST AMENDMENT TO OPERATING AGREEMENT OF LEXINGTON ACQUIPORT COMPANY, LLC (this "Amendment") made as of the 5th day of December, 2001 by Lexington Corporate Properties Trust, a Maryland real estate investment trust, as a managing member ("LXP") and The Comptroller of the State of New York, as Trustee of the Common Retirement Fund, as a non-managing member (the "Fund"). LXP and the Fund are sometimes individually referred to herein as a "Member" and collectively referred to herein as the "Members". All capitalized terms used in this Amendment without definition shall have the respective meanings ascribed to them in the Agreement (as defined below).

                              W I T N E S S E T H:
                               -------------------

         WHEREAS, LXP and the Fund entered into the Operating Agreement (the "Agreement") of Lexington Acquiport Company, LLC, a Delaware limited liability company (the "Company"), dated as of July 14, 1999;

         WHEREAS, Section 12.12 of the Agreement provides that the Agreement may be amended only upon the written consent of all the Members;

         WHEREAS, LXP and the Fund, constituting all the Members of the Company, hereby desire to supplement and amend the Agreement as provided herein; and

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained the Members amend the Agreement as follows:

                                   ARTICLE I
                        AMENDMENTS TO OPERATING AGREEMENT

         A. Amendments to Definitions.  The following  definitions  contained in
Section 1.1 of the Agreement are amended and restated in their entirety as follows:

              "Asset Manager" shall mean a corporation, the capital stock of which is held from time to time either wholly by LXP or partly by LXP with the voting stock and value held in a manner so as to satisfy LXP in its sole discretion that such ownership will meet any requirements imposed on LXP with respect to its status as a real estate investment trust under the Code.

              "Management Agreement" shall mean the agreement between the Asset Manager and the Company dated as of July 14, 1999 as amended by that First Amendment to Management Agreement, and as such may from time to time be further amended, supplemented or otherwise modified from time to time.

              "Operating Expenses" shall mean (x) all reasonable and customary costs and expenses of Third Parties retained in connection with the ownership, leasing, operation, repair and maintenance of the Tranche II Properties and (y) real estate taxes, insurance premiums, utility charges, rent collection and lease enforcement costs, brokerage commissions to the extent applicable to the period in question (but excluding any acquisition fees payable to the Manager or the Asset Manager under Section 3.6(g) hereof), maintenance expenses, costs of repairs and replacements (which, under generally accepted accounting principles consistently applied, may be expensed during the period when made) and management fees (but excluding any management fees or the Oversight Fee payable to the Manager or Asset Manager pursuant to Section 3.10(c) hereof) in connection with the ownership, leasing, operation, repair and maintenance of the Tranche II Properties. Operating Expenses shall not include general and administrative costs and overhead of the Company and debt payments."

         B. Additional Definitions. Section 1.1 of the Agreement is hereby modified and amended by inserting therein the following definitions in the appropriate alphabetical order:

              "First Amendment to Management Agreement" shall mean that First Amendment to the Management Agreement, dated as of the date hereof, substantially in the form attached hereto as Exhibit B-1 and made a part hereof.

              "Oversight Fee" is defined in Section 3.10(c) hereof.

         C. Section 3.10(c) of the Agreement is hereby modified and amended by deleting such section in its entirety and substituting the following therefore:

              "(c) Management Fee. The Manager shall cause the Company to pay to the Asset Manager (or to the Manager in the event the Management Agreement is terminated) an annual management fee equal to two percent (2%) of Net Rents, payable monthly. Such fee shall be calculated monthly, based on Net Rents received by the Company for such month, and adjusted as provided herein. Within thirty (30) days of the Company's receipt of the annual reports described in Section 4.3 hereof for a fiscal year, the Asset Manager shall provide to the Advisor and the Fund a written statement of reconciliation setting forth (a) the Net Rents for such fiscal year and the management fee payable to the Asset Manager in connection therewith, pursuant to this Agreement, (b) the management fee already paid by the Company to the Asset Manager during such fiscal year, and (c) either the amount owed to the Asset Manager by the Company (which shall be the excess, if any, of the management fee payable to the Asset Manager for such fiscal year pursuant to this Agreement over the management fee actually paid by the Company to the Asset Manager for such fiscal year) or the amount owed to the Company by the Asset Manager (which shall be the excess, if any, of the management fee actually paid by the Company to the Asset Manager for such fiscal year over the management fee payable to the Asset Manager for such fiscal year pursuant to this Agreement). The Asset Manager or the Company, as the case may be, shall pay to the other the amount owed pursuant to clause (c) above within five (5) Business Days of the receipt by the Advisor and the Fund of the written statement of reconciliation described in this Section 3.10(c). In addition, and effective as of December ___, 2001, in those cases in which a tenant of any Property requests that the Company provide property management services at such tenant's expense, Asset Manager shall be entitled to an oversight fee for such property management services for the tenant of such Property equal to one half of one percent

         (0.50%) of the Net Rent from such Property ("Oversight Fee"), which Oversight Fee shall be payable by the tenant of such Property, in accordance with the terms as such tenant and Asset Manager may agree. Concurrently with the reconciliation statement required above, the Asset Manager shall provide to the Advisor and the Fund a written statement setting forth all Oversight Fees paid to the Asset Manager during such fiscal year and the Net Rents relating to such Properties for such fiscal year.

         D. Form of First Amendment. Exhibit A attached hereto is made a part of the Agreement as Exhibit B-1 thereto.

                                   ARTICLE II
                               GENERAL PROVISIONS

         A. Governing Law. This Amendment and the obligations of the Members hereunder shall be interpreted, construed and enforced in accordance with the laws of the State of Delaware without regard to its choice of law provisions.

         B. No Additional Amendment. Except as modified by this Amendment, the Agreement and each of the terms and provisions thereof shall remain unchanged and in full force and effect in all respects.


         C. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute but one and the same instrument; signature and acknowledgment pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature and acknowledgement pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto and delivery to each of the Members of a fully executed original counterpart of this Amendment.



         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, this Amendment is executed effective as of the date first set forth above.

                           LXP, AS THE MANAGING MEMBER
                           ---------------------------


                           LEXINGTON CORPORATE PROPERTIES TRUST



                           By: /s/ Patrick Carroll
                               --------------------------------------------
                               Name: Patrick Carroll
                               Its:  Chief Financial Officer

                           THE FUND, AS A NON-MANAGING MEMBER
                           ----------------------------------


                           COMPTROLLER OF THE STATE OF NEW YORK, AS
                           TRUSTEE OF THE COMMON RETIREMENT FUND



                           By: /s/ John E. Hull
                               ------------------------------------------------
                               Name:   John E. Hull
                               Title:  Deputy Comptroller, Division of
                                      Investments and Cash Management

                                    EXHIBIT A

                 FORM OF FIRST AMENDMENT TO MANAGEMENT AGREEMENT


         This FIRST AMENDMENT TO MANAGEMENT AGREEMENT (this "Amendment") made as of the __ day of December, 2001 between Lexington Acquiport Company, LLC, a Delaware limited liability company (the "Company"), and Lexington Realty Advisors, Inc., a Delaware corporation (the "Asset Manager"). All capitalized terms used in this Amendment without definition shall have the respective meanings ascribed to them in the Agreement (as defined below).

                              W I T N E S S E T H:
                               -------------------

         WHEREAS, the Company and the Asset Manager entered into the Management Agreement (the "Agreement") dated as of July 14, 1999;

         WHEREAS, the Company and the Asset Manager hereby desire to supplement and amend the Agreement as provided herein; and

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained the parties hereto agree as follows:

                                   ARTICLE I
                        AMENDMENT TO MANAGEMENT AGREEMENT

         Section 11(b) of the Agreement is hereby modified and amended by deleting such section in its entirety and substituting the following therefore:

              "(b) The Company shall pay to the Asset Manager an annual management fee equal to two percent (2%) of Net Rents, payable monthly. Such fee shall be calculated monthly, based on Net Rents received by the Company for such month, and adjusted as provided in this Section 11(b). Within thirty (30) days of the Company's receipt of the annual reports described in Section 4.3 of the Operating Agreement for a fiscal year, the Asset Manager shall provide to the Company a written statement of reconciliation setting forth (a) the Net Rents for such fiscal year and the management fee payable to the Asset Manager in connection therewith, pursuant to this Management Agreement, (b) the management fee already paid by the Company to the Asset Manager during such fiscal year, and (c) either the amount owed to the Asset Manager by the Company (which shall be the excess, if any, of the management fee payable to the Asset Manager for such fiscal year pursuant to this Agreement over the management fee actually paid by the Company to the Asset Manager for such fiscal year) or the amount owed to the Company by the Asset Manager (which shall be the excess, if any, of the management fee actually paid by the Company to the Asset Manager for such fiscal year over the management fee payable to the Asset Manager for such fiscal year pursuant to this Agreement). The Asset Manager or the Company, as the case may be, shall pay to the other the amount owed pursuant to clause (c) above within five (5) Business Days of the receipt by the

         Advisor and the Fund of the written statement of reconciliation described in this Section 11. In addition, and effective as of December __, 2001, in those cases in which a tenant of any Property requests that the Company provide property management services at such tenant's expense, Asset Manager shall be entitled to an oversight fee for such property management services for the tenant of such Property equal to one half of one percent (0.50%) of the Net Rent from such Property ("Oversight Fee"), which Oversight Fee shall be payable by the tenant of such Property, in accordance with the terms as such tenant and Asset Manager may agree. Concurrently with the reconciliation statement required above, the Asset Manager shall provide to the Advisor and the Fund a written statement setting forth all Oversight Fees paid to the Asset Manager during such fiscal year and the Net Rents relating to such Properties for such fiscal year."

                                   ARTICLE II
                               GENERAL PROVISIONS

         A. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         B. No Additional Amendment. Except as modified by this Amendment, the Agreement and each of the terms and provisions thereof shall remain unchanged and in full force and effect in all respects.

         C. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute but one and the same instrument; signature and acknowledgment pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature and acknowledgement pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto and delivery to each of the Members of a fully executed original counterpart of this Amendment



         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, this Amendment is executed effective as of the date first set forth above.


COMPANY                LEXINGTON ACQUIPORT COMPANY,
                       LLC, a Delaware limited liability company

                       By:  LEXINGTON PROPERTIES CORPORATE
                            TRUST, a Maryland real estate investment trust, the managing member


                            By:  ____________________________________________
                                 Name:
                                 Its:


ASSET MANAGER          LEXINGTON REALTY ADVISORS, INC.


                       By:  _________________________________
                            Name:
                            Its: